[FIRST AMERICAN LOGO]

MINNESOTA
MUNICIPAL
INCOME
PORTFOLIO

JANUARY 31, 2003
ANNUAL REPORT

[FIRST AMERICAN LOGO]

MINNESOTA MUNICIPAL
INCOME PORTFOLIO

PRIMARY INVESTMENTS
A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

FUND OBJECTIVE
Minnesota Municipal Income Portfolio (the "Fund") is a nondiversified, closed-end management investment company. The investment objective is to provide high current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital. The Fund's income and capital gains may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the Fund will achieve its objective.

OUR IMAGE-GEORGE WASHINGTON
HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

TABLE OF CONTENTS

  2  Fund Overview

  7  Financial Statements

 10  Notes to Financial
     Statements

 20  Investments in
     Securities

 27  Independent Auditors'
     Report

 28  Federal Income Tax
     Information

 29  Shareholder Update


NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on Net Asset Value ("NAV") for the period ended January 31, 2003

                                                      Since Inception
                                  One Year  Five Year   6/25/1993
MINNESOTA MUNICIPAL
INCOME PORTFOLIO                  10.73%    6.16%       6.73%
Lipper General Municipal
 Bond Funds: Leveraged Average    8.18%     5.36%       6.05%
Lehman Brothers Municipal
Long Bond Index                   7.73%     5.77%       6.57%


Average annual total returns are through January 31, 2003, and are based on the change in NAV. They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended January 31, 2003, were 13.85%, 8.04%, and 6.48%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions as described in the Fund's dividend-reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return, NAV, and market price of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures. - The since-inception numbers for the Lipper Average and Lehman Index are calculated from the month end following the Fund's inception through January 31, 2003

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FUND OVERVIEW


MINNESOTA MUNICIPAL INCOME PORTFOLIO GENERATED A TOTAL RETURN OF 10.73% BASED ON ITS NAV FOR THE YEAR ENDED JANUARY 31, 2003. The Fund's market price return was 13.85% during the same timeframe. The Fund's competitive group, the Lipper General Municipal Bond Funds: Leveraged Average, earned an average return of 8.18% over the same period. The Lehman Brothers Municipal Long Bond Index, the benchmark comparison for the Fund, which reflects no fees and expenses, returned 7.73%.

THE FISCAL YEAR WAS NOTABLE FOR AN ECONOMY THAT SHOWED SOME STRENGTH, BUT ONLY MANAGED TO REALIZE A LESS-THAN-CONVINCING RECOVERY. Early in 2002, there were signs that the economy was positioned to enjoy a solid rebound following the mild recession of 2001. But by the middle of 2002, it was clear that a slow-motion recovery was going to be the dominant theme of the year. As a result, interest rates continued to trend lower. Long-term municipal bond rates, as measured by the Bond Buyer Long Bond Index, dropped from 5.45% at the beginning of the fiscal year to 5.15% by the end of the 12-month period. For most of the period, the Federal

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on January 31, 2003

Health Care Revenue                   29%
General Obligations                   21%
Utility Revenue                       12%
Housing Revenue                       11%
Education Revenue                      9%
Transportation Revenue                 8%
Water/Pollution Control Revenue        5%
Certificate of Participation           1%
Leasing Revenue                        1%
Other Assets                           1%
Recreation Revenue                     1%
Short-Term Securities                  1%

[SIDENOTE]

FUND MANAGEMENT

DOUG WHITE, CFA
is primarily responsible for the management of the Fund. He has 20 years of financial experience.

CATHERINE STIENSTRA
assists with the management of the Fund. She has 15 years of financial experience.

Reserve held the line on short-term interest rates (after cutting rates 11 times in 2001). But in November 2002, the Fed lowered rates by 0.50% in an effort to give the economy a boost. In the final months of the fiscal year, investors were clearly jittery over the possibility of a war with Iraq, another factor that kept the economy in check and helped to maintain a favorable interest-rate environment.

THE FUND CONTINUED TO EMPHASIZE BONDS WITH A LONGER DURATION, A STRATEGY THAT HELPED US TAKE FULL ADVANTAGE OF BENEFICIAL INTEREST-RATE TRENDS. By keeping a focus on securities with a longer maturity, we were able to generate performance that was superior to both the Lipper General Municipal Bond Funds: Leveraged Average and the Lehman Brothers Municipal Long Bond Index. Longer-maturity bonds tend to pay a more attractive yield and also enjoy the best price performance in an environment of declining interest rates. That fact, along with effective security selection, helped the Fund outpace the Lipper General Municipal Bond
Funds: Leveraged Average and the Lehman Brothers Municipal Long Bond Index. Heavier-than-average positions in zero coupon bonds and securities issued for health care and transportation purposes benefited the Fund as those sectors


CREDIT QUALITY BREAKDOWN
As of January 31, 2003, according to Standard & Poor's and Moody's Investors Service

AAA/Aaa                                52%
AA/Aa                                  21%
A                                      14%
BBB/Baa                                 5%
Nonrated                                8%
==========================================
                                      100%

enjoyed solid relative returns. An overweighted position in longer-maturity general obligation bonds (those backed by the taxing authority of the issuer) also worked to our benefit.

WE WERE ABLE TO INCREASE THE FUND'S COMMON STOCK DIVIDEND DURING THE FISCAL YEAR AND ALSO ADD TO THE FUND'S DIVIDEND RESERVE. The Fund's dividend increased from
7.1 cents per common share to 7.8 cents. A continuation of low short-term interest rates allowed the Fund to experience declining borrowing costs. (See page 6 for an explanation of the Fund's borrowing through the issuance of preferred shares.) The Fund was also able to add to its dividend reserve during the period. The reserve increased from about 20 cents per share as of January 31, 2002, to 23.3 cents per share as of January 31, 2003. It is important to remember that even with our dividend reserve strategy, the Fund's dividend is subject to change.

ONE OF THE CHALLENGES THAT CONFRONTED THE FUND DURING THE PAST YEAR WAS THE DRAMATIC INCREASE IN THE SUPPLY OF MUNICIPAL BONDS FROM MINNESOTA-BASED ISSUERS. The number of new municipal bond issues in the state increased by 40% during the past 12 months compared to a year ago. As a result, Minnesota bonds in general slightly lagged the performance of bonds on a national level, though they still enjoyed solid returns. For the most part, the strong demand for municipal bonds managed to keep pace with the rapid increase in the supply of new issues, which helped to maintain favorable interest-rate trends.

TO HELP OFFSET CONCERNS ABOUT THE RISKS OF ANY INDIVIDUAL SECURITY, WE CONTINUED TO OWN A WELL-DIVERSIFIED PORTFOLIO. As indicated by the chart on page 2, we owned bonds across a wide variety of municipal sectors. During the year, it became apparent that Minnesota was on the verge of a significant budget crisis. The state is faced with a $4.2 billion budget deficit in the coming years. A major independent bond rating service has put the state on a "credit watch" list, which could potentially result in a downgrading of the state's bond rating. While this factor has not yet significantly impacted the market for Minnesota municipal bonds, we are watching it closely. We also continued our increased scrutiny of bonds from health care issuers and selectively cut back our exposure to that group.

THE FUND CONTINUES TO EMPHASIZE BONDS FROM QUALITY ISSUERS. As you can see from the table on page 3, more than 90% of the bonds in the Fund are considered investment-grade issues. These bond issuers have obtained one of the four highest ratings issued by independent bond-rating firms. In recent months, as the state's budget concerns grew, we reduced our exposure to bonds from nonrated issuers.

DESPITE AN UNSETTLED ECONOMIC ENVIRONMENT, WE'RE PLEASED THAT THE FUND HAS BEEN ABLE TO MAINTAIN A STEADY DIVIDEND WHILE GENERATING POSITIVE CAPITAL APPRECIATION FOR SHAREHOLDERS. The U.S. economy sustained a number of ups and downs during the past year. While it has managed to avoid slipping back into a recession, it doesn't appear that the recovery is likely to be rapid in the early months of 2003. We expect Minnesota to generally follow in the path of the nation as a whole. The slower-than-expected economic recovery has clearly had implications for the state's budget, a matter we will continue to watch closely. We're also monitoring the President's proposal to eliminate most taxes on dividends paid to stockholders of corporations. It's conceivable that such a change in the tax law could affect how investors view the tax-free benefits of municipal bonds. But the outcome of that legislation is uncertain at this time, as is the potential impact it could have on the municipal bond market. While we anticipate that interest rates would begin to edge higher if the economy shows signs of improvement later in the year, we don't look for any dramatic shift in rates in the near future. Therefore, we will maintain a more aggressive interest-rate stance in the near term until it becomes more evident that the environment has shifted. Once again, we wish to express our appreciation for your ongoing investment in the Minnesota Municipal Income Portfolio.


Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the Fund and the market value of common shares.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  January 31, 2003
.................................................................................

ASSETS:
Investments in securities at market value*
  (note 2)........................................  $  93,178,282
Accrued interest receivable.......................      1,395,282
                                                    -------------
  Total assets....................................     94,573,564
                                                    -------------
LIABILITIES:
Preferred share distributions payable (note 3)....          2,173
Accrued investment management fee (note 5)........         26,130
Accrued administrative fee (note 5)...............         11,015
Accrued remarketing agent fee (note 5)............          7,094
Bank overdraft....................................          8,278
Other accrued expenses............................         13,045
                                                    -------------
  Total liabilities...............................         67,735
                                                    -------------

Preferred shares, at liquidation value............     31,100,000
                                                    -------------
  Net assets applicable to outstanding common
    shares........................................  $  63,405,829
                                                    =============
NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES
  CONSIST OF:
Common shares and additional paid-in capital......  $  57,707,694
Undistributed net investment income...............        967,031
Accumulated net realized loss on investments......       (472,499)
Unrealized appreciation of investments............      5,203,603
                                                    -------------

  Net assets applicable to outstanding common
    shares........................................  $  63,405,829
                                                    =============

*Investments in securities at identified cost.....  $  87,974,679
                                                    =============
NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common
  shares..........................................  $  63,405,829
Common shares outstanding (authorized 200 million
  shares of $0.01 par value)......................      4,146,743
Net asset value per share.........................  $       15.29
Market price per share............................  $       15.56

LIQUIDATION PREFERENCE OF PREFERRED SHARES
  (NOTE 3):
Net assets applicable to outstanding preferred
  shares..........................................  $  31,100,000
Preferred shares outstanding (authorized one
  million shares).................................          1,244
Liquidation preference per share..................  $      25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          2003 ANNUAL REPORT  7  MINNESOTA MUNICIPAL INCOME PORTFOLIO

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS  For the Year Ended January 31, 2003
.................................................................................

INCOME:
Interest..........................................  $  5,000,976
                                                    ------------
EXPENSES (NOTE 5):
Investment management fee.........................       323,984
Administrative fee................................       186,218
Remarketing agent fee.............................        77,994
Custodian fees....................................        13,966
Transfer agent fees...............................        28,845
Registration fees.................................         4,882
Reports to shareholders...........................        32,999
Directors' fees...................................         2,679
Audit and legal fees..............................        38,761
Other expenses....................................        28,683
                                                    ------------
  Total expenses..................................       739,011
                                                    ------------

  Net investment income...........................     4,261,965
                                                    ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gain on investments in securities
  (note 4)........................................       632,031
Net change in unrealized appreciation or
  depreciation of investments.....................     1,838,663
                                                    ------------

  Net gain on investments.........................     2,470,694
                                                    ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
    From net investment income....................      (366,520)
                                                    ------------

    Net increase in net assets applicable to
      common shares resulting from operations.....  $  6,366,139
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          2003 ANNUAL REPORT  8  MINNESOTA MUNICIPAL INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                           YEAR ENDED    YEAR ENDED
                                            1/31/03       1/31/02
                                          ------------  ------------
OPERATIONS:
Net investment income...................  $ 4,261,965   $  4,272,174
Net realized gain (loss) on investments
  in securities.........................      632,031        (23,297)
Net change in unrealized appreciation or
  depreciation of investments...........    1,838,663        561,198
Distributions to preferred
  shareholders..........................     (366,520)      (700,990)
                                          -----------   ------------

  Net increase in net assets applicable
    to common shares resulting from
    operations..........................    6,366,139      4,109,085
                                          -----------   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income..............   (3,777,684)    (3,396,184)
                                          -----------   ------------

  Total increase in net assets
    applicable to common shares.........    2,588,455        712,901
                                          -----------   ------------
Net assets applicable to common shares
  at beginning of year..................   60,817,374     60,104,473
                                          -----------   ------------

Net assets applicable to common shares
  at end of year........................  $63,405,829   $ 60,817,374
                                          ===========   ============

Undistributed net investment income.....  $   967,031   $    849,270
                                          ===========   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          2003 ANNUAL REPORT  9  MINNESOTA MUNICIPAL INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
.............................
                Minnesota Municipal Income Portfolio Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The Fund invests in Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

                The Fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale. As of January 31, 2003, the Fund had no fair-valued securities.

                Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last

          2003 ANNUAL REPORT 10 MINNESOTA MUNICIPAL INCOME PORTFOLIO quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

                Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest

          2003 ANNUAL REPORT  11  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the NAV of the Fund's shares may be more volatile than if the Fund did not invest in such securities. At January 31, 2003, the Fund had no outstanding investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's NAV if the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2003, the Fund had no outstanding when-issued or forward-commitments.

                TAXES

                Federal
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is

          2003 ANNUAL REPORT 12 MINNESOTA MUNICIPAL INCOME PORTFOLIO required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                The tax character of common and preferred share distributions paid during the years ended January 31, 2003 and 2002 was as follows:

                                             2003        2002
                                          ----------  ----------
Distributions paid from:
Tax exempt income.......................  $4,130,337  $4,107,801
Ordinary income.........................      13,718         645
                                          ----------  ----------
                                          $4,144,055  $4,108,446
                                          ==========  ==========

                At January 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income...................  $   778,530
Accumulated capital losses........................     (472,499)
Unrealized appreciation...........................    5,392,104
                                                    -----------
Accumulated earnings..............................  $ 5,698,135
                                                    ===========

                Due to permanent book-to-tax differences, the following reclassifications have been made on the Statement of Assets and
                Liabilities:

ACCUMULATED NET    ADDITIONAL
 REALIZED LOSS   PAID IN CAPITAL
---------------  ---------------
   $337,935         $(337,935)

          2003 ANNUAL REPORT  13  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                State
                Minnesota taxable net income is based generally on federal taxable income. The portion of any tax-exempt dividends paid by the Fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency

          2003 ANNUAL REPORT 14 MINNESOTA MUNICIPAL INCOME PORTFOLIO obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

                The Fund may invest in money market funds that are a series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, U.S. Bancorp Asset Management, Inc. ("USBAM") reimburses the Fund an amount equal to the investment advisory fee earned by FAF related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Fund's common share net asset values.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

          2003 ANNUAL REPORT  15  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

(3) REMARKETED PREFERRED
    SHARES
.............................
                As of January 31, 2003, the Fund had 1,244 of remarketed preferred shares (622 shares in class "M" and 622 shares in class "W") (RP-Registered Trademark-) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On January 31, 2003, the dividend rates were 0.90% and 0.75% for class "M" and "W," respectively.

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities other than temporary investments in short-term securities for the year ended January 31, 2003, aggregated $22,210,719 and $20,470,580, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association
                ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee equal to an annualized percentage of 0.35% of the Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, USBAM provides investment advice and in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the
                "Co-Administration Agreement"), USBAM and U.S. Bancorp Fund Services, Inc., an affiliate of USBAM and a direct subsidiary of U.S. Bancorp, (collectively the "Administrators") provide administrative services,

          2003 ANNUAL REPORT 16 MINNESOTA MUNICIPAL INCOME PORTFOLIO including certain legal and shareholder services to the Fund. Under this Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping services. Under the Co-Administration Agreement USBAM has retained SEI Investments Inc. as a sub-administrator to perform net asset value calculations.

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and the remarketing agent fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

          2003 ANNUAL REPORT  17  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               NOTES TO FINANCIAL STATEMENTS continued

                During the year ended January 31, 2003, fees for custody services were paid to U.S. Bank.

(6) CAPITAL LOSS CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at January 31, 2003, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

CAPITAL LOSS
 CARRYOVER    EXPIRATION
------------  ----------
  $415,059       2004
    34,143       2008
    23,297       2010
  --------
  $472,499
  ========

          2003 ANNUAL REPORT  18  MINNESOTA MUNICIPAL INCOME PORTFOLIO

(7) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                                             YEAR ENDED JANUARY 31,
                                                     --------------------------------------
                                                      2003    2002    2001    2000    1999
                                                     ------  ------  ------  ------  ------
 PER-SHARE DATA
 Net asset value, common shares, beginning of
   period..........................................  $14.67  $14.49  $13.02  $15.33  $15.01
                                                     ------  ------  ------  ------  ------
 Operations:
   Net investment income...........................    1.03    1.03    1.03    1.03    1.05
   Net realized and unrealized gains (losses) on
     investments...................................    0.59    0.14    1.54   (2.31)   0.28
                                                     ------  ------  ------  ------  ------
   Distributions to preferred shareholders:
     From net investment income....................   (0.09)  (0.17)  (0.30)  (0.23)  (0.24)
                                                     ------  ------  ------  ------  ------
       Total from operations.......................    1.53    1.00    2.27   (1.51)   1.09
                                                     ------  ------  ------  ------  ------
 Distributions to common shareholders:
   From net investment income......................   (0.91)  (0.82)  (0.80)  (0.80)  (0.77)
                                                     ------  ------  ------  ------  ------
 Net asset value, common shares, end of period.....  $15.29  $14.67  $14.49  $13.02  $15.33
                                                     ======  ======  ======  ======  ======
 Market value, common shares, end of period........  $15.56  $14.50  $13.85  $12.13  $14.50
                                                     ======  ======  ======  ======  ======
 SELECTED INFORMATION
 Total return, common shares, net asset
   value (a).......................................   10.73%   7.06%  17.89% (10.16)%   7.44%
 Total return, common shares, market value (b).....   13.85%  10.94%  21.51% (11.39)%   8.27%
 Net assets applicable to common shares at end of
   period (in millions)............................  $   63  $   61  $   60  $   54  $   64
 Ratio of expenses to average weekly net assets
   applicable to common shares (c).................    1.19%   1.21%   1.28%   1.25%   1.17%
 Ratio of net investment income to average weekly
   net assets applicable to common
   shares (d)(e)...................................    6.28%   5.89%   5.32%   5.60%   5.37%
 Portfolio turnover rate (excluding short-term
   securities).....................................      23%      4%     31%     15%     16%
 Remarketed preferred shares outstanding end of
   period (in millions)............................  $   31  $   31  $   31  $   31  $   31
 Asset coverage per preferred share
   (in thousands) (f)..............................  $   76  $   74  $   73  $   68  $   76
 Liquidation preference and market value per share
   of remarketed preferred shares
   (in thousands)..................................  $   25  $   25  $   25  $   25  $   25

(A)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.79%, 0.80%, 0.83%, 0.82%, AND 0.78% FOR THE FISCAL YEARS 2003, 2002, 2001, 2000, AND
     1999, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(D) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(E) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.58%, 4.66%, 4.88%, 4.74%, AND 4.63% FOR THE FISCAL YEARS 2003, 2002,
     2001, 2000, AND 1999, RESPECTIVELY.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.

          2003 ANNUAL REPORT  19  MINNESOTA MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES

MINNESOTA MUNICIPAL INCOME PORTFOLIO                January 31, 2003
                                             Principal              Market
Description of Security                        Amount             Value (a)
----------------------------------------  ----------------      --------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS APPLICABLE TO
COMMON SHARES)
MUNICIPAL LONG-TERM SECURITIES -- 145.2%:
  CERTIFICATES OF PARTICIPATION -- 0.8%:
    Anoka County (Callable 6/1/03 at
      102), 6.10%, 6/1/13...............  $  500,000            $     512,920
                                                                -------------

  EDUCATION REVENUE -- 11.4%:
    Higher Education Facility, Carleton
      College (Callable 11/01/07 at
      100), 5.30%, 11/1/13..............   1,000,000                1,103,630
    Higher Education Facility, Carleton
      College (Callable 11/01/07 at
      100), 5.40%, 11/1/14..............     500,000                  549,805
    Higher Education Facility, Carleton
      College (Callable 5/1/06 at 100),
      5.75%, 11/1/12....................   2,000,000                2,200,280
    Higher Education Facility,
      Macalester College (Callable
      3/1/05 at 100), 5.50%, 3/1/12.....     250,000                  267,127
    Higher Education Facility,
      Macalester College (Callable
      3/1/05 at 100), 5.55%, 3/1/16.....     250,000                  266,895
    Higher Education Facility, St.
      Benedict College (Callable 3/1/04
      at 100), 6.38%, 3/1/20............      70,000                   70,907
    Higher Education Facility, St.
      Benedict College (Prerefunded to
      3/1/04 at 100), 6.20%, 3/1/14.....     585,000  (e)             616,362
    Higher Education Facility, St.
      Benedict College (Prerefunded to
      3/1/04 at 100), 6.38%, 3/1/20.....     540,000  (e)             569,965
    Higher Education Facility,
      University of St. Thomas (Callable
      4/1/08 at 100), 5.38%, 4/1/18.....   1,050,000                1,086,970
    Higher Education Facility,
      University of St. Thomas (Callable
      9/1/03 at 101), 5.50%, 9/1/08.....      60,000                   61,399
    Higher Education Facility,
      University of St. Thomas (Callable
      9/1/03 at 101), 5.60%, 9/1/14.....     370,000                  376,475
                                                                -------------
                                                                    7,169,815
                                                                -------------

  GENERAL OBLIGATIONS -- 31.3%:
    Burnsville Independent School
      District (Callable 2/1/06 at 100),
      4.88%, 2/1/13.....................   2,000,000                2,110,640
    Chaska Independent School District
      (Crossover refunded to 2/1/06 at
      100), 6.00%, 2/1/15...............   1,675,000  (e)           1,871,745
    Delano Independent School District
      (FSA) (Callable 2/1/11 at 100),
      5.88%, 2/1/25.....................   1,000,000  (b)           1,092,930

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  20  MINNESOTA MUNICIPAL INCOME PORTFOLIO

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                             Principal              Market
Description of Security                        Amount             Value (a)
----------------------------------------  ----------------      --------------

    Hennepin County (Callable 12/1/10 at
      100), 5.00%, 12/1/21..............  $1,000,000            $   1,024,020
    Lakeville Independent School
      District (FGIC) (Callable 2/1/08
      at 100), 5.00%, 2/1/17............   1,440,000  (b)           1,492,042
    Lakeville Independent School
      District, Zero Coupon Bond (FGIC)
      (Callable 2/1/13 at 68.77),
      5.42%, 2/1/20.....................   2,500,000  (b) (d)       1,042,125
    Minneapolis and St. Paul
      Metropolitan Airports Commission,
      AMT (FGIC) (Callable 1/1/11 at
      100), 5.25%, 1/1/21...............   1,000,000  (b) (f)       1,012,220
    Minneapolis General Obligation
      (Callable 9/1/05 at 100), 5.20%,
      3/1/13............................   1,000,000                1,080,470
    Minneapolis Sports Arena Project
      (Callable 4/1/08 at 100), 5.20%,
      10/1/24...........................   1,000,000                1,021,760
    Sauk Rapids Independent School
      District (MBIA) (Callable 2/1/11
      at 100), 5.75%, 2/1/23............   5,000,000  (b)           5,433,500
    St. Michael General Obligation
      (MBIA) (Callable 2/1/09 at 100),
      5.15%, 2/1/21.....................   1,000,000  (b)           1,032,680
    St. Michael Independent School
      District (Callable 2/1/09 at 100),
      4.88%, 2/1/17.....................     600,000                  617,436
    St. Michael Independent School
      District (Callable 2/1/09 at 100),
      4.88%, 2/1/18.....................   1,000,000                1,025,340
                                                                -------------
                                                                   19,856,908
                                                                -------------

  HEALTH CARE REVENUE -- 42.7%:
    Agriculture and Economic Development
      Board (MBIA) (Callable 11/15/07 at
      102), 5.75%, 11/15/26.............   2,000,000  (b)           2,106,440
    Bemidji Health Care, North County
      Health Services (RAAI) (Callable
      9/1/12 at 100), 5.00%, 9/1/24.....   2,000,000  (b)           1,973,920
    Cuyuna Range Hospital District
      (Callable 6/1/07 at 102), 6.00%,
      6/1/29............................   1,000,000                  955,530
    Duluth Clinic Health Care Facilities
      (AMBAC) (Prerefunded to 11/1/04 at
      100), 6.30%, 11/1/22..............     140,000  (b) (e)         152,187
    Duluth Health Facility, Benedictine
      Health System (Callable 2/15/03 at
      102), 6.00%, 2/15/12..............   1,800,000                1,841,958
    Fergus Falls Health Care, Lake
      Region Hospital (Callable 9/1/03
      at 102), 6.50%, 9/1/18............   1,000,000                1,050,140

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  21  MINNESOTA MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                             Principal              Market
Description of Security                        Amount             Value (a)
----------------------------------------  ----------------      --------------

    Glencoe Health Care Facilities
      (Callable 4/1/11 at 101), 7.50%,
      4/1/31............................  $  650,000            $     668,512
    Golden Valley Covenant Retirement
      Communities (Callable 12/1/09 at
      101), 5.50%, 12/1/25..............     680,000                  650,162
    Minneapolis and St. Paul Housing and
      Redevelopment Health Care System,
      Children's Health Care (FSA)
      (Callable 8/15/05 at 102), 5.70%,
      8/15/16...........................     500,000  (b)             524,840
    Minneapolis and St. Paul Housing and
      Redevelopment Health Care System,
      Group Health Plan (Callable 3/1/03
      at 102), 6.90%, 10/15/22..........   1,550,000                1,568,026
    Minneapolis Health Care, Allina
      Health Systems (Callable 11/15/12
      at 100), 5.75%, 11/15/32..........   3,000,000                3,057,450
    Minneapolis Health Care, Fairview
      Health Services (Callable 5/15/12
      at 101), 5.63%, 5/15/32...........   3,000,000                3,035,970
    Minneapolis Health Care, Fairview
      Hospital (MBIA) (Callable 11/15/03
      at 102), 5.25%, 11/15/13..........     500,000  (b)             512,760
    Monticello, Big Lake Community
      Hospital District (Callable
      12/1/12 at 100), 6.20%, 12/1/22...   1,000,000                  999,580
    New Hope Housing & Health Care,
      Masonic Home North Ridge, 4.80%,
      3/1/03............................     515,000                  515,340
    Red Wing Elderly Housing, River
      Region (Callable 9/1/03 at 102),
      6.50%, 9/1/22.....................   1,500,000                1,612,800
    Rochester Health Care Facilities
      (Callable 5/15/08 at 101), 5.50%,
      11/15/27..........................   1,000,000                1,039,110
    St. Cloud Health Care Revenue (FSA)
      (Callable 5/1/10 at 101), 5.75%,
      5/1/26............................   4,500,000  (b)           4,802,085
                                                                -------------
                                                                   27,066,810
                                                                -------------

  HOUSING REVENUE -- 16.7%:
    New Hope Multifamily Housing Project
      (FSA) (GNMA) (Callable 1/1/06 at
      102), 6.05%, 1/1/17...............     450,000  (b)             472,450
    Rochester Multifamily Housing, AMT
      (Mandatory Put 9/1/17 at 100),
      6.38%, 9/1/37.....................   2,800,000  (f)           2,974,720
    St. Louis Park Multifamily Housing
      Project (FHA) (Callable 12/1/05 at
      102), 6.15%, 12/1/16..............     500,000  (b)             522,800
    State Housing and Finance Agency
      (Callable 1/1/04 at 102), 6.30%,
      7/1/25............................     455,000                  468,768

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  22  MINNESOTA MUNICIPAL INCOME PORTFOLIO

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                             Principal              Market
Description of Security                        Amount             Value (a)
----------------------------------------  ----------------      --------------

    State Housing and Finance Agency
      (Callable 3/1/03 at 100), 5.70%,
      8/1/07............................  $  295,000            $     295,507
    State Housing and Finance Agency
      (Callable 3/1/03 at 100), 6.00%,
      2/1/14............................     805,000                  805,749
    State Housing and Finance Agency
      (Callable 3/1/03 at 100), 6.10%,
      8/1/22............................     780,000                  780,499
    State Housing and Finance Agency
      (Callable 7/1/03 at 102), 5.95%,
      1/1/17............................   2,120,000                2,172,131
    State Housing and Redevelopment
      Authority (Callable 1/1/10 at
      100), 6.63%, 1/1/24...............     345,000                  335,664
    Waconia Housing Redevelopment
      Authority, Public Project
      (Callable 3/1/03 at 100), 5.70%,
      1/1/10............................      85,000                   85,363
    Waconia Housing Redevelopment
      Authority, Public Project
      (Callable 3/1/03 at 100), 5.70%,
      1/1/11............................     180,000                  180,769
    Waconia Housing Redevelopment
      Authority, Public Project
      (Callable 3/1/03 at 100), 5.75%,
      1/1/13............................      80,000                   80,345
    Waconia Housing Redevelopment
      Authority, Public Project
      (Callable 3/1/03 at 100), 5.75%,
      1/1/14............................     315,000                  316,358
    Waconia Housing Redevelopment
      Authority, Public Project
      (Callable 3/1/03 at 100), 5.75%,
      1/1/15............................      80,000                   80,345
    Washington County Housing and
      Redevelopment Authority (Callable
      8/20/09 at 100), 5.60%, 8/20/34...   1,000,000                1,027,080
                                                                -------------
                                                                   10,598,548
                                                                -------------

  INDUSTRIAL DEVELOPMENT REVENUE -- 0.5%:
    Duluth Seaway Port Authority,
      Cargill Inc. Project (Callable
      12/1/03 at 102), 5.75%, 12/1/16...     300,000  (g)             309,144
                                                                -------------

  LEASING REVENUE -- 1.5%:
    Benton County Jail Facility (FSA)
      (Callable 2/1/05 at 100), 5.70%,
      2/1/13............................     500,000  (b)             538,045
    Benton County Jail Facility (FSA)
      (Callable 2/1/05 at 100), 5.70%,
      2/1/16............................     400,000  (b)             427,816
                                                                -------------
                                                                      965,861
                                                                -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  23  MINNESOTA MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                             Principal              Market
Description of Security                        Amount             Value (a)
----------------------------------------  ----------------      --------------

  PUBLIC UTILITY DISTRICT REVENUE -- 4.2%:
    Owatonna Public Utility Revenue
      (AMBAC) (Callable 1/1/04 at 100),
      5.45%, 1/1/16.....................  $2,600,000  (b)       $   2,681,796
                                                                -------------

  RECREATION AUTHORITY REVENUE -- 1.4%:
    St. Paul Port Authority Hotel
      Facility (Callable 8/01/08 at
      103), 7.38%, 8/1/29...............     900,000                  898,236
                                                                -------------

  SCHOOL DISTRICT REVENUE -- 1.6%:
    St. Paul Housing and Redevelopment
      Authority, St. Paul Academy and
      Summit School (Callable 10/1/09 at
      100), 5.50%, 10/1/24..............   1,000,000                1,027,980
                                                                -------------

  TRANSPORTATION REVENUE -- 11.7%:
    Minneapolis and St. Paul
      Metropolitan Airport Commission
      (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32.....................   5,000,000  (b)           5,370,550
    Minneapolis and St. Paul
      Metropolitan Airports Commission
      (FGIC) (Callable 1/1/11 at 100),
      5.25%, 1/1/32.....................   2,000,000  (b)           2,045,400
                                                                -------------
                                                                    7,415,950
                                                                -------------

  UTILITY REVENUE -- 13.2%:
    Northern Municipal Power Agency
      (FSA) (Callable 1/1/09 at 102),
      5.40%, 1/1/15.....................   1,000,000  (b)           1,085,030
    Southern Minnesota Municipal Power
      Agency (AMBAC), 5.25%, 1/1/16.....   1,000,000  (b)           1,104,870
    Southern Minnesota Municipal Power
      Agency, Zero Coupon Bond (MBIA),
      5.16%, 1/1/19.....................  10,000,000  (b) (d)       4,751,600
    Southern Minnesota Municipal Power
      Agency, Zero Coupon Bond (MBIA),
      6.70%, 1/1/24.....................   4,000,000  (b) (d)       1,406,480
                                                                -------------
                                                                    8,347,980
                                                                -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

          2003 ANNUAL REPORT  24  MINNESOTA MUNICIPAL INCOME PORTFOLIO

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)
                                             Principal              Market
Description of Security                    Amount/Shares          Value (a)
----------------------------------------  ----------------      --------------

  WATER/POLLUTION CONTROL REVENUE -- 8.2%:
    Public Facilities Authority Water
      Pollution Control (Callable 3/1/06
      at 100), 4.75%, 3/1/10............  $1,900,000            $   2,013,867
    Public Facilities Authority Water
      Pollution Control (Callable 3/1/09
      at 100), 5.38%, 3/1/19............   3,000,000                3,190,710
                                                                -------------
                                                                    5,204,577
                                                                -------------

Total Municipal Long-Term Securities
  (cost: $86,852,922)...................                           92,056,525
                                                                -------------
MUNICIPAL SHORT-TERM SECURITIES (c) -- 0.6%:
    Hennepin County Minnesota General
      Obligation, 1.00%, 12/1/10........     130,000                  130,000
    Mendota Heights Multifamily Housing,
      1.10%, 11/1/31....................     250,000                  250,000
                                                                -------------

Total Municipal Short-Term Securities
  (cost: $380,000)......................                              380,000
                                                                -------------
MONEY MARKET FUND -- 1.1%:
    Federated Minnesota Municipal (cost:
      $703,175).........................     703,175                  703,175
                                                                -------------
RELATED PARTY MONEY MARKET FUND (h) -- 0.1%
    First American Tax Free Obligations
      Fund (cost: $38,582)..............      38,582                   38,582
                                                                -------------
    Total Investments in Securities (i)
      -- 146.9%
      (cost: $87,974,679)...............                        $  93,178,282
                                                                =============

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
AMBAC-AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC-FINANCIAL GUARANTY INSURANCE CORPORATION
FHA-FEDERAL HOUSING AUTHORITY
FSA-FINANCIAL SECURITY ASSURANCE
GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA-MUNICIPAL BOND INSURANCE ASSOCIATION
RAAI-RADIAN ASSET ASSURANCE, INC.

          2003 ANNUAL REPORT  25  MINNESOTA MUNICIPAL INCOME PORTFOLIO

INVESTMENTS IN SECURITIES continued

(C) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JANUARY 31, 2003. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY
(D)  THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE
(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(F) AMT-ALTERNATIVE MINIMUM TAX. AS OF JANUARY 31, 2003, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $3,986,940, WHICH REPRESENTS 6.3% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(G) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THIS SECURITY IS CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JANUARY 31, 2003, THE VALUE OF THIS INVESTMENT WAS $309,144 OR 0.5% OF NET ASSETS APPLICABLE TO COMMON SHARES. INFORMATION REGARDING THIS SECURITY IS AS FOLLOWS:

                                                               DATE
    SECURITY                                        PAR      ACQUIRED   COST BASIS
    --------------------------------------------  --------   --------   ----------
    DULUTH SEAWAY PORT AUTHORITY, CARGILL INC.
    PROJECT.....................................  $300,000   11/93       $300,000

(H) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(I) AT JANUARY 31, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $87,786,178. THE DIFFERENCE BETWEEN FEDERAL TAX COST AND BOOK COST IS DUE TO THE TAX DEFERRAL OF MARKET DISCOUNT ACCRETION. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:


GROSS UNREALIZED APPRECIATION.....................  $5,463,161
GROSS UNREALIZED DEPRECIATION.....................     (71,057)
                                                    ----------
NET UNREALIZED APPRECIATION.......................  $5,392,104
                                                    ==========

          2003 ANNUAL REPORT  26  MINNESOTA MUNICIPAL INCOME PORTFOLIO

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Income Portfolio Inc., including the schedule of investments in securities, as of January 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year ended January 31, 1999, were audited by other auditors whose report dated March 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2003, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Income Portfolio Inc. at January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
March 10, 2003

          2003 ANNUAL REPORT  27  MINNESOTA MUNICIPAL INCOME PORTFOLIO

FEDERAL INCOME TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

COMMON SHARE INCOME DISTRIBUTIONS
(INCOME FROM TAX-EXEMPT SECURITIES, 99.64% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

PAYABLE DATE                                        AMOUNT
------------                                        -------
February 20, 2002.................................  $0.0730
March 27, 2002....................................   0.0730
April 24, 2002....................................   0.0730
May 22, 2002......................................   0.0730
June 26, 2002.....................................   0.0730
July 24, 2002.....................................   0.0780
August 28, 2002...................................   0.0780
September 25, 2002................................   0.0780
October 23, 2002..................................   0.0780
November 20, 2002.................................   0.0780
December 18, 2002.................................   0.0780
January 9, 2003...................................   0.0780
                                                    -------
      Total.......................................  $0.9110
                                                    =======

PREFERRED SHARE INCOME DISTRIBUTIONS
(INCOME FROM TAX-EXEMPT SECURITIES, 100.0% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

AMOUNT                                              AMOUNT
------                                              -------
Total class "M"...................................  $291.00
Total class "W"...................................  $298.25

          2003 ANNUAL REPORT  28  MINNESOTA MUNICIPAL INCOME PORTFOLIO

SHAREHOLDER UPDATE

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on September 5, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. The Fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson.........................         977           --
Leonard W. Kedrowski....................         977           --

               2. The Fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Andrew M. Hunter III*...................     3,940,673            93,369
John M. Murphy, Jr......................     3,946,673            87,369
Richard K. Riederer.....................     3,945,007            89,035
Joseph D. Strauss.......................     3,945,333            88,709
Virginia L. Stringer....................     3,938,338            95,704
James M. Wade...........................     3,939,874            94,168

* ANDREW M. HUNTER III TENDERED HIS RESIGNATION FROM THE BOARD OF DIRECTORS, EFFECTIVE DECEMBER 2002.

               3. The Fund's preferred and common shareholders, voting as a single class ratified the selection by the Fund's board of directors of Ernst & Young LLP as

          2003 ANNUAL REPORT  29  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               SHAREHOLDER UPDATE continued

                    the independent public accountants for the Fund for the fiscal year ending January 31, 2003. The following votes were cast regarding this matter:

 SHARES
  VOTED    SHARES VOTED               BROKER
  "FOR"      AGAINST     ABSENTIONS  NON-VOTES
---------  ------------  ----------  ---------
3,947,869      20,190       66,960      --

                TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800-426-5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

          2003 ANNUAL REPORT  30  MINNESOTA MUNICIPAL INCOME PORTFOLIO

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the Fund on the Fund's primary exchange or elsewhere on the open market.

                The Fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the Fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains since EquiServe fees are paid for by the Fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the

          2003 ANNUAL REPORT  31  MINNESOTA MUNICIPAL INCOME PORTFOLIO

               SHAREHOLDER UPDATE continued

                Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before such amendment or termination is effected. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI, 02940-3011, 800-426-5523.

          2003 ANNUAL REPORT  32  MINNESOTA MUNICIPAL INCOME PORTFOLIO

SHAREHOLDER UPDATE continued

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                            POSITION(S)
                                             HELD WITH
 NAME, ADDRESS, AND AGE                         FUND       TERM OF OFFICE AND LENGTH OF TIME SERVED
 --------------------------------------------------------------------------------------------------
 Roger A. Gibson (56)                      Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of MXA since August 1998
 --------------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)                 Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of MXA since August 1998
 --------------------------------------------------------------------------------------------------
 Richard K. Riederer (58)                  Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of MXA since August 2001
 --------------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)                    Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of MXA since August 1998
 --------------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)                 Chair;          Chair term three years. Director term
 U.S. Bancorp Asset Management, Inc.       Director        expiring earlier of death, resignation,
 800 Nicollet Mall                                         removal, disqualification, or successor
 Minneapolis, Minnesota 55402                              duly elected and qualified. Chair of
                                                           MXA's Board since 1998; Director of MXA
                                                           since August 1998
 --------------------------------------------------------------------------------------------------
 James M. Wade (59)                        Director        Term expiring earlier of death,
 U.S. Bancorp Asset Management, Inc.                       resignation, removal, disqualification,
 800 Nicollet Mall                                         or successor duly elected and qualified.
 Minneapolis, Minnesota 55402                              Director of MXA since August 2001

          2003 ANNUAL REPORT  34  MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                                                                                               OTHER
                                                                          NUMBER OF PORTFOLIOS IN          DIRECTORSHIPS
                                        PRINCIPAL OCCUPATION(S)                FUND COMPLEX                   HELD BY
 NAME, ADDRESS, AND AGE                   DURING PAST 5 YEARS              OVERSEEN BY DIRECTOR              DIRECTOR+
 --------------------------------------------------------------------------------------------------------------------------------
 Roger A. Gibson (56)           Vice President, Cargo-United Airlines,    First American Funds                  None
 U.S. Bancorp Asset             since July 2001; Vice President, North    Complex: fourteen
 Management, Inc.               America-Mountain Region for United        registered investment
 800 Nicollet Mall              Airlines from 1995 to 2001.               companies, including
 Minneapolis, Minnesota 55402                                             seventy-one portfolios.
 --------------------------------------------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)      Owner, Executive and Management           First American Funds                  None
 U.S. Bancorp Asset             Consulting, Inc., a management            Complex: fourteen
 Management, Inc.               consulting firm, since 1992; Chief        registered investment
 800 Nicollet Mall              Executive Officer, Creative Promotions    companies, including
 Minneapolis, Minnesota 55402   International, LLC, a promotional award   seventy-one portfolios.
                                programs and products company, since
                                1999; Board member, GC McGuiggan
                                Corporation (DBA Smyth Companies), a
                                label printer, since 1993; Advisory
                                Board member, Designer Doors,
                                manufacturer of designer doors from 1998
                                to 2002; acted as CEO of Graphics
                                Unlimited from 1996 to 1998.
 --------------------------------------------------------------------------------------------------------------------------------
 Richard K. Riederer (58)       Retired; President and Chief Executive    First American Funds                  None
 U.S. Bancorp Asset             Officer, Weirton Steel from 1995 to       Complex: fourteen
 Management, Inc.               2001; Director, Weirton Steel from 1993   registered investment
 800 Nicollet Mall              to 2001.                                  companies, including
 Minneapolis, Minnesota 55402                                             seventy-one portfolios.
 --------------------------------------------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)         Chairman of FAF's and FAIF's Boards from  First American Funds                  None
 U.S. Bancorp Asset             1993 to September 1997 and of FASF's      Complex: fourteen
 Management, Inc.               Board from June 1996 to September 1997;   registered investment
 800 Nicollet Mall              President of FAF and FAIF from June 1989  companies, including
 Minneapolis, Minnesota 55402   to November 1989; Owner and Executive     seventy-one portfolios.
                                Officer, Excensus-TM- LLC, a consulting
                                firm, since 2001; Owner and President,
                                Strauss Management Company, a Minnesota
                                holding company for various
                                organizational management business
                                ventures, since 1993; Owner, Chairman
                                and Chief Executive Officer, Community
                                Resource Partnerships, Inc., a strategic
                                planning, operations management,
                                government relations, transportation
                                planning and public relations
                                organization, since 1993; attorney at
                                law.
 --------------------------------------------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)      Owner and President, Strategic            First American Funds                  None
 U.S. Bancorp Asset             Management Resources, Inc., a management  Complex: fourteen
 Management, Inc.               consulting firm, since 1993; Executive    registered investment
 800 Nicollet Mall              Consultant for State Farm Insurance       companies, including
 Minneapolis, Minnesota 55402   Company since 1997; formerly President    seventy-one portfolios.
                                and Director, The Inventure Group, a
                                management consulting and training
                                company; President, Scott's, Inc., a
                                transportation company, and Vice
                                President of Human Resources, The
                                Pillsbury Company.
 --------------------------------------------------------------------------------------------------------------------------------
 James M. Wade (59)             Owner and President, Jim Wade Homes, a    First American Funds                  None
 U.S. Bancorp Asset             homebuilding company, since 1999.         Complex: fourteen
 Management, Inc.                                                         registered investment
 800 Nicollet Mall                                                        companies, including
 Minneapolis, Minnesota 55402                                             seventy-one portfolios.

          2003 ANNUAL REPORT  35  MINNESOTA MUNICIPAL INCOME PORTFOLIO

SHAREHOLDER UPDATE continued

INTERESTED DIRECTOR

                                            POSITION(S)
                                             HELD WITH           TERM OF OFFICE AND
          NAME, ADDRESS, AND AGE                FUND           LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------
 John M. Murphy, Jr. (61)*                 Director        Term expiring earlier of
 U.S. Bancorp Asset Management, Inc.                       death, resignation, removal,
 800 Nicollet Mall                                         disqualification, or successor
 Minneapolis, Minnesota 55402                              duly elected and qualified.
                                                           Director of MXA since August
                                                           1999
 ----------------------------------------------------------------------------------------

OFFICERS

                                            POSITION(S)
                                             HELD WITH           TERM OF OFFICE AND
          NAME, ADDRESS, AND AGE                FUND           LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**            President       Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.                       annually; President of MXA
 800 Nicollet Mall                                         since February 2001
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------
 Mark S. Jordahl (42)**                    Vice            Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.       President-      annually; Vice
 800 Nicollet Mall                         Investments     President-Investments of MXA
 Minneapolis, Minnesota 55402                              since September 2001
 ----------------------------------------------------------------------------------------
 Jeffery M. Wilson (46)**                  Vice            Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.       President-      annually; Vice
 800 Nicollet Mall                         Administration  President-Administration of
 Minneapolis, Minnesota 55402                              MXA since March 2000
 ----------------------------------------------------------------------------------------
 Robert H. Nelson (39)**                   Treasurer       Re-elected by the Board
 U.S. Bancorp Asset Management, Inc.                       annually; Treasurer of MXA
 800 Nicollet Mall                                         since March 2000
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------
 James D. Alt (51)                         Secretary       Re-elected by the board
 50 South Sixth Street, Suite 1500                         annually; Secretary of MXA
 Minneapolis, Minnesota 55402                              since June 2002; Assistant
                                                           Secretary of MXA from
                                                           September 1999 to June 2002.
 ----------------------------------------------------------------------------------------
 Michael J. Radmer (57)                    Assistant       Re-elected by the board
 50 South Sixth Street, Suite 1500         Secretary       annually; Assistant Secretary
 Minneapolis, Minnesota 55402                              of MXA since March 2000;
                                                           Secretary of MXA from
                                                           September 1999 to March 2000.
 ----------------------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)                Assistant       Re-elected by the board
 50 South Sixth Street, Suite 1500         Secretary       annually; Assistant Secretary
 Minneapolis, Minnesota 55402                              of MXA since September 1999.

          2003 ANNUAL REPORT  36  MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                                                                                               OTHER
                                                                          NUMBER OF PORTFOLIOS IN          DIRECTORSHIPS
                                             PRINCIPAL OCCUPATION(S)           FUND COMPLEX                   HELD BY
         NAME, ADDRESS, AND AGE                DURING PAST 5 YEARS         OVERSEEN BY DIRECTOR              DIRECTOR+
 --------------------------------------------------------------------------------------------------------------------------------
 John M. Murphy, Jr. (61)*                Retired; Executive Vice         First American Funds                  None
 U.S. Bancorp Asset Management, Inc.      President, U.S. Bancorp from    Complex: fourteen
 800 Nicollet Mall                        January 1999 to December 2002;  registered investment
 Minneapolis, Minnesota 55402             Minnesota State Chairman-U.S.   companies, including
                                          Bancorp from 2000 to December   seventy-one portfolios.
                                          2002; Chairman and Chief
                                          Investment Officer, First
                                          American Asset Management and
                                          U.S. Bank Trust, N.A., and
                                          Executive Vice President, U.S.
                                          Bancorp from 1991 to 1999.
 --------------------------------------------------------------------------------------------------------------------------------


          NAME, ADDRESS, AND AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 -------------------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**            Chief Executive Officer of U.S. Bancorp
 U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since May 2001;
 800 Nicollet Mall                         Chief Executive Officer of First American
 Minneapolis, Minnesota 55402              Asset Management from December 2000 through
                                           May 2001 and of Firstar Investment &
                                           Research Management Company from February
                                           2001 through May 2001; Senior Managing
                                           Director and Head of Equity Research of
                                           U.S. Bancorp Piper Jaffray from October
                                           1998 through December 2000; Senior Airline
                                           Analyst and a Director of Equity Research
                                           of Credit Suisse First Boston through 1998
 -------------------------------------------------------------------------------------
 Mark S. Jordahl (42)**                    Chief Investment Officer of U.S. Bancorp
 U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since September
 800 Nicollet Mall                         2001; President and Chief Investment
 Minneapolis, Minnesota 55402              Officer, ING Investment
                                           Management--Americas from September 2000 to
                                           June 2001; Senior Vice President and Chief
                                           Investment Officer, ReliaStar Financial
                                           Corp. from January 1998 to September 2000;
                                           Executive Vice President and Managing
                                           Director, Washington Square Advisers from
                                           January 1996 to December 1997.
 -------------------------------------------------------------------------------------
 Jeffery M. Wilson (46)**                  Senior Managing Director of U.S. Bancorp
 U.S. Bancorp Asset Management, Inc.       Asset Management, Inc. since May 2001;
 800 Nicollet Mall                         Senior Vice President of First American
 Minneapolis, Minnesota 55402              Asset Management through May 2001.
 -------------------------------------------------------------------------------------
 Robert H. Nelson (39)**                   Chief Operating Officer and Senior Vice
 U.S. Bancorp Asset Management, Inc.       President of U.S. Bancorp Asset
 800 Nicollet Mall                         Management, Inc. since May 2001; Senior
 Minneapolis, Minnesota 55402              Vice President of First American Asset
                                           Management from 1998 to May 2001 and of
                                           Firstar Investment & Research Management
                                           Company from February 2001 to May 2001;
                                           Senior Vice President of Piper Capital
                                           Management Inc. through 1998.
 -------------------------------------------------------------------------------------
 James D. Alt (51)                         Partner, Dorsey & Whitney LLP, a
 50 South Sixth Street, Suite 1500         Minneapolis-based law firm
 Minneapolis, Minnesota 55402
 -------------------------------------------------------------------------------------
 Michael J. Radmer (57)                    Partner, Dorsey & Whitney LLP, a
 50 South Sixth Street, Suite 1500         Minneapolis-based law firm
 Minneapolis, Minnesota 55402
 -------------------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)                Partner, Dorsey & Whitney LLP, a
 50 South Sixth Street, Suite 1500         Minneapolis-based law firm
 Minneapolis, Minnesota 55402

          2003 ANNUAL REPORT  37  MINNESOTA MUNICIPAL INCOME PORTFOLIO

SHAREHOLDER UPDATE continued

*Mr. Murphy is considered an "interested" Director because of his ownership of securities issued by U.S. Bancorp.

**Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
  Bancorp Asset Management, Inc., which serves as investment advisor for MXA.

+Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

          2003 ANNUAL REPORT  38  MINNESOTA MUNICIPAL INCOME PORTFOLIO

BOARD OF DIRECTORS

ROGER GIBSON
Director of Minnesota Municipal Income Portfolio
Vice President-Cargo, United Airlines

LEONARD KEDROWSKI
Director of Minnesota Municipal Income Portfolio
Owner and President of Executive and Management Consulting, Inc.

JOHN MURPHY JR.
Director of Minnesota Municipal Income Portfolio
Retired; former Executive Vice President of U.S. Bancorp

RICHARD RIEDERER
Director of Minnesota Municipal Income Portfolio
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of Minnesota Municipal Income Portfolio
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

VIRGINIA STRINGER
Director of Minnesota Municipal Income Portfolio
Owner and President of Strategic Management Resources, Inc.

JAMES WADE
Director of Minnesota Municipal Income Portfolio
Owner and President of Jim Wade Homes

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[FIRST AMERICIAN LOGO]

MINNESOTA MUNICIPAL INCOME PORTFOLIO
2003 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association, is a separate entity and wholly owned subsidiary of U.S. Bancorp.


[recycled logo] This document is printed on paper
                containing 10% postconsumer waste.


3/2003    2016-03    MXA-AR